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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) - June 7, 1999


                         FLORIDA PANTHERS HOLDINGS, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-13173              65-0676005
         --------                       -------              ----------
(State or Other Jurisdiction          (Commission          (IRS Employer or
     of Incorporation)                File Number)        Identification No.)



450 East Las Olas Boulevard, Fort Lauderdale, FL                    33301
-------------------------------------------------------------       -----
(Address of Principal Executive Offices)                          (Zip Code)


(Registrant's Telephone Number, Including Area Code)   (954) 712-1300
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                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)

                              Page 1 of 4 pages.
                           Exhibit Index at Page 2.


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Item 5.           Other Events.

          This Current Report on Form 8-K is being filed solely for the purpose of filing the press release included as Exhibit 99 hereto.

Item 7.           Financial Statement and Exhibits

                  (c)      Exhibits.

                                                                                                 Sequential
      Exhibit No.                                Description                                    Page Number
      -----------                                -----------                                    -----------

           99            Press Release dated June 7, 1999.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FLORIDA PANTHERS HOLDINGS, INC.

June 8, 1999
                             By:  /s/ William M. Pierce
                                -------------------------------
                                      William M. Pierce
                                      Senior Vice President, Treasurer and
                                        Chief Financial Officer



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